EXHIBIT 32
CERTIFICATIONS PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

The undersigned, Gregg J. Felton, Co-Chief Executive Officer, Lars R. Norell, Co-Chief Executive Officer and Dustin L. Weber, Chief Financial Officer of Altus Power, Inc. (the "Company"), hereby certify as of the date hereof, solely for the purposes of 18 U.S.C. §1350, that:
(i)the Quarterly Report on Form 10-Q for the period ended March 31, 2023, of the Company (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and
(ii)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

Date: May 15, 2023

/s/ Gregg J. Felton
Co-Chief Executive Officer and Director

/s/ Lars R. Norell
Co-Chief Executive Officer and Director

/s/ Dustin L. Weber
Chief Financial Officer

The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.